Filed Pursuant to Rule 497(d)
Registration File No.: 333-194575

BLACKROCK LIMITED DURATION INCOME TRUST

Supplement dated April 28, 2016 to the
Prospectus, dated December 22, 2015 of
BlackRock Limited Duration Income Trust

This supplement amends certain information in the Prospectus (the “Prospectus”), dated December 22, 2015, of BlackRock Limited Duration Income Trust (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

Any reference to BlackRock’s website in this supplement is intended to allow public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this supplement or the Prospectus.

Effective April 27, 2016, Mitchell Garfin became a portfolio manager of the Fund. The other portfolio managers are James Keenan, C. Adrian Marshall and Thomas Musmanno. Item 9 of Part I of the Prospectus entitled “Management” and Item 21 of Part I and II of the Prospectus entitled “Portfolio Manager” are deleted in their entirety and replaced with the following:

Item 9. Management

1.
BlackRock Advisors, LLC acts as the investment adviser for the Fund.  Pursuant to an investment management agreement between the Investment Advisor and the Fund (the "Investment Management Agreement"), the Fund pays the Investment Advisor an annual fee, payable monthly, in an amount equal to 0.55% of the value of the Fund's Managed Assets (0.79% of the Fund's net assets, assuming leverage of approximately 31% of the Fund's Managed Assets).  Because the management fee is calculated on the basis of Managed Assets, which includes assets attributable to leverage, the fee paid to the Investment Advisor will be higher than if the Fund did not use leverage.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board is available in the Fund's Annual Report to shareholders for the fiscal year ended August 31, 2015.

The Fund is managed by a team of investment professionals comprised of Mitchell Garfin, Managing Director of BlackRock, James E. Keenan, Managing Director of BlackRock, C. Adrian Marshall, Managing Director of BlackRock, and Thomas Musmanno, Managing Director of BlackRock, each of whom is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Mitchell Garfin	Jointly responsible for the day-to-day management of the Fund's portfolio, which includes setting the Fund's overall investment strategy, overseeing the management of the Fund and/or selection of its investments.	2016	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
James E. Keenan	Jointly responsible for the day-to-day management of the Fund's portfolio, which includes setting the Fund's overall investment strategy, overseeing the management of the Fund and/or selection of its investments.	2007	Managing Director of BlackRock, Inc. since 2008 and Head of the Leveraged Finance Portfolio team.
C. Adrian Marshall	Jointly responsible for the day-to-day management of the Fund's portfolio, which includes setting the Fund's overall investment strategy, overseeing the management of the Fund and/or selection of its investments.	2009	Managing Director of BlackRock since 2013; Director of BlackRock from 2007 to 2013.
Thomas Musmanno	Jointly responsible for the day-to-day management of the Fund's portfolio, which includes setting the Fund's overall investment strategy, overseeing the management of the Fund and/or selection of its investments.	2012	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009.

Additional information regarding the Board, the Investment Advisor and the portfolio managers, including the portfolio managers' compensation, other accounts managed and ownership of Fund securities, is included under Item 21, below, and under Item 9, Item 18 and Item 21 in Part II.

State Street Bank and Trust Company provides certain administration and accounting services to the Fund pursuant to an Administrative Services Agreement (the "Administration Agreement").State Street Bank and Trust Company is paid a monthly fee at an annual rate ranging from 0.0075% to 0.015% of the Fund's Managed Assets, along with an annual fixed fee ranging from $0 to $10,000 for the services it provides to the Fund.

Certain legal matters will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as counsel to the Fund.

See "Other Service Providers" under Item 9 in Part II for additional information about State Street Bank and Trust Company, the Fund's other service providers and other matters relevant to the Fund's management.

2.	Not applicable.

3.	Not applicable.

Item 21. Portfolio Managers

1.
The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of August 31, 2015, except for Mr. Garfin’s information, which is provided as of March 31, 2016:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Mitchell Garfin*	12	13	24	0	0	4
	$24.62 Billion	$9.38 Billion	$9.37 Billion	$0	$0	$788.8 Million

James E. Keenan	14	30	16	0	1	4
	$26.89 Billion	$13.92 Billion	$6.84 Billion	$0	$0.32 Million	$566.3 Million

C. Adrian Marshall	6	23	15	0	4	0
	$4.78 Billion	$6.67 Billion	$2.07 Billion	$0	$1.22 Million	$0

Thomas Musmanno	12	15	136	0	1	0
	$11.01 Billion	$4.93 Billion	$48.11 Billion	$0	$1.50 Billion	$0

* Information for Mr. Garfin is provided as of March 31, 2016.

Conflicts of Interest: Messrs. Garfin, Keenan, Marshall and Musmanno may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Messrs. Garfin, Keenan, Marshall and Musmanno may therefore be entitled to receive a portion of any incentive fees earned on such accounts.See "Portfolio Managers — Potential Material Conflicts of Interest" under Item 21 in Part II.

2.
See Item 21 in Part II for a general overview and description of the structure of, and the method used to determine, the compensation of the portfolio managers. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.  The following sets forth how various components of this compensation structure apply specifically to these portfolio managers as of April 27, 2016.

Discretionary Incentive Composition. Among other things, BlackRock's Chief Investment Officers make a subjective determination with respect to each portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.With respect to Messrs. Garfin, Keenan, Marshall and Musmanno, such benchmarks for the Fund and other accounts are a combination of market-based indices , certain customized indices and certain fund industry peer groups.

Long-Term Incentive Plan Awards. These portfolio managers have unvested long-term incentive awards.

Deferred Compensation Program. Any portfolio manager who is either a managing director or director at BlackRock (which would include these portfolio managers) is eligible to participate in the deferred compensation program.

Incentive Savings Plan. All of the eligible portfolio managers are eligible to participate in these plans.

3.	As of August 31, 2015, Messrs. Keenan, Marshall and Musmanno beneficially own the following dollar ranges of equity securities in the Fund:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan	None
C. Adrian Marshall	None
Thomas Musmanno	None

As of April 27, 2016, Mr. Garfin beneficially owns the following dollar ranges of equity securities in the Fund:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Mitchell Garfin	None

Item 21 of Part II of the Prospectus: Portfolio Managers

Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.'s (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.The following information is as of April 27, 2016.

Base Compensation.Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.   Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.

Distribution of Discretionary Incentive Compensation.Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc.common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm's investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc.employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.   All of the eligible portfolio managers are eligible to participate in these plans.

See Item 9 and Item 21 in Part I for additional information about the Fund's portfolio managers.

Shareholders should retain this supplement for future reference